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                               The Fulcrum Trust

                     Supplement effective December 8, 1999
                               to the Prospectus
                               dated May 1, 1999

The following is added under the heading "The International Growth Portfolio" on page 5 at the end of the Performance Table on the right hand side at the bottom of the page:

      Morgan Stanley EAFE
      Small Cap Index**               5.44%                 ***

  ** Effective December 1, 1999, the Morgan Stanley EAFE Small Cap Index replaced the Morgan Stanley EAFE Index as the performance benchmark for the Portfolio. The Morgan Stanley EAFE Small Cap Index is an unmanaged index of European, Australian and Far East stocks having a market capitalization of between $200 million and $800 million. The Morgan Stanley EAFE Index has an average market cap of more than $6 billion.

 *** A number is not available for this period since the Morgan Stanley EAFE Small Cap Index was established on December 31, 1996, after the inception date of the Portfolio.

The following is added at the end of note 1 at the bottom of page 12:

      The Manager has agreed to continue these voluntary expense limitations through June 30, 2000.

The name "Morgan Stanley EAFE Index" under the column entitled "Performance Benchmark" on page 22 is replaced with the following:

      Morgan Stanley EAFE Small Cap Index*

   * Effective December 1, 1999, the Morgan Stanley EAFE Small Cap Index replaced the Morgan Stanley EAFE Index as the performance benchmark for the International Growth Portfolio. For the period beginning December 1, 1999 and ending November 30, 2000, the payment of the Portfolio's advisory fee will be based on the lesser of two fee calculations, one using the new benchmark and the other using the old benchmark. Starting December 1, 2000 only the Morgan Stanley EAFE Small Cap Index will be used to calculate the fee.

The following is added after the first sentence in the first paragraph on page 23 under the heading "Expense Limitations":

      AFIMS has agreed to continue through June 30, 2000 the voluntary limitations on each Portfolio's "other" expenses at the levels set for 1999.